Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                          NORTHERN DISTRICT OF GEORGIA
                           ___________________DIVISION





IN RE:                         }       CASE NUMBER
                               }       02-10835
                               }
The NewPower Company, et. al.  }       JUDGE  W. Homer Drake, Jr.
                               }
DEBTORS                        }       CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                             FROM 6/30/02 TO 7/31/02

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                                     Paul Ferdinands
                                                     ---------------------
                                                     Attorney for Debtor

Debtor's Address                                     Attorney's Address
and Phone Number                                     and Phone Number

One Manhattanville Rd.                               191 Peachtree St.
Purchase, NY 10577                                   Atlanta, GA 30303
Tel: (914) 697-2100                                  Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                            Totals
                                                           July '02

Opening Cash Balance - 6/30/02                        $ 52,520  (Concentration Account)

Inflows:
Customer Collections                                    29,553
Collateral Returned
  -Sureties                                              2,079
  -Security Deposits                                     2,119
Sale Proceeds/Interest Income/Other                     65,748
--------------------------------------------------------------
Total Inflows                                           99,499
----------------------------------------------------------------
                                                                       Distribution of Outflows
Outflows:                                                                NewPower      The NewPower
Post Petition:                                                         Holdings, Inc.     Company
--------------                                                        ---------------- -------------
Call Center (Sitel)                                        607                              607
Professionals - Bankruptcy                                 (28)                 (28)
Gas Systems & IT Infrastructure (Wipro)                    218                              218
Customer Incentives (air miles, etc.)                      250                              250
Customer Letters & Bill Print (SFI)                        134                              134
AGL Billing Systems (Partnersolve)                         180                              180
Collections(RM Services)                                   194                              194
IT Support for risk systems (Zenax)                         82                               82
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                  71                               71
Billing & Reconciliations (Diversified)                     43                               43
Churn Mitigation(AGL)                                       33                               33
Supplies & Misc                                            299                              299
Rent                                                       298                  298
Insurance
Utilities (Heat, Hydro, Phone, etc.)                        38                               38
Customer Refunds
Customer Refunds (Outstanding)                               3                                3
Contingency for any above item(s) (15%)                      1                                1
Billing/Customer Support (IBM)        (2)                2,500                2,500
Payroll                                                  1,275                  547         728
Power                                                    8,881                            8,881
Gas                                                     10,781                           10,781
Storage & Pipelines                                      1,327                            1,327
Transportation & Distribution (AGL)                      5,264                            5,264
Transportation & Distribution (Texas) (5)                  584                              584
Collateral Payments
  -  Security Deposits
T&E Reimbursements                                          44                               44
State Tax Payments                                       1,993                            1,993
Enron payments                                          37,607                           37,607
Other Vendors                                             (228)                            (228)
-------------------------------------------------------------------------------------------------
Total Outflows                                          72,451                3,317      69,134
----------------------------------------------------------------
Net Cash Flows                                          27,048
----------------------------------------------------------------
Closing Cash Balance                                  $ 79,568
================================================================


                                                                Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from June 30, 2002 through July 31, 2002
Amounts in $000's


Accounts Receivable at Petition Date:     $ 75,200


Beginning of Month Balance - Gross        $ 72,250 (per 6/30/02 G/L)
PLUS:  Current Month New Billings           18,239 (July revenue per G/L)
LESS:  Collections During the Month        (29,553)(per daily cash report)
LESS:  Sales of A/R During the Month       (34,912)(Southern & Centrica sales)
                                          -------------

End of Month Balance - Gross              $ 26,024 (per 7/31/02 G/L)
Allowance for Doubtful Accounts            (16,760)
                                          -------------

End of Month Balance - Net of Allowance    $ 9,264
                                          =============


                                  Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.

                                         AR Aging for Post Petition Receivables

                                           Current     > 30 days    > 60 days      Total
                                          ----------------------------------------------------
                                           $    98     $     422      $     -    $    520



                                                                Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from June 30, 2002 through July 31, 2002
Amounts in $000's


See attached System Generated A/P reports as of 7/31/02 (Attachements 2A and
2B).*


Beginning of Period Balance               $ 74 (per 6/30/02 G/L)
PLUS:  New Indebtedness Incurred        25,314  (per system gen A/P report)
LESS:  Amounts Paid on A/P             (22,974) (per system gen A/P report)
                                    ------------

End of Month Balance                   $ 2,414 (per 7/31/02 G/L)
                                    ============


Enron is our only secured creditor. We made payments of $225k to Enron during the period.




* System Generated A/P Reports omitted.

                                                                Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from June 30, 2002 through July 31, 2002
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date          $ 15,587


Inventory at Beginning of Period            $ 17,288 (per 6/30/02 G/L)
PLUS:  Inventrory Purchased                    7,926  (per daily cash report)
LESS:  Inventory Used or Sold                (25,214)
                                          ------------

End of Month Balance                        $      - (per 7/31/02 G/L)
                                          ============


Inventory is generally costed at the lower of cost or market.


Fixed Asset Report
------------------

Book Value at Petition Date                 $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period         $     -
Less:  Depreciation Expense                       -
Less:  Dispositions                               -
Add:  Purchases                                   -
                                            ------------

Fixed Assets at End of Period               $     -
                                            ============

                                                                Attachment 4
                                                                     1 of 14

Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        JP Morgan Chase
Branch:              New York
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Concentration Account

Beginning Balance           $52,638,510.57
Total Deposits              $57,629,892.91
Total Payments              $30,782,883.84
Closing Balance             $79,485,519.64
Service Charges                 $13,500.00  estimate

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A

                                                                Attachment 4
                                                                     2 of 14


Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        JP Morgan Chase
Branch:              New York
Account Name:        NewPower Enron Segregated A/C
Account Number:
Purpose of Account:  Concentration Account

Beginning Balance        $139,741.50
Total Deposits        $37,617,646.32
Total Payments           $345,847.21
Closing Balance       $37,411,540.61
Service Charges       N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A

                                                                Attachment 4
                                                                     3 of 14



Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        JP Morgan Chase
Branch:              New York
Account Name:        NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:  Payroll

Beginning Balance        $24,082.03
Total Deposits
Total Payments              $104.63
Closing Balance          $23,977.40
Service Charges      N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A

                                                                Attachment 4
                                                                     4 of 14


Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        JP Morgan Chase
Branch:              New York
Account Name:        The New Power Company
Account Number:
Purpose of Account:  WildCard ATM Settlement

Beginning Balance           $46,075.77
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance             $46,075.77
Service Charges      N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A

                                                                Attachment 4
                                                                     5 of 14


Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        JP Morgan Chase
Branch:              New York
Account Name:        NewPower ACH Account
Account Number:
Purpose of Account:  ACH (T&E)

Beginning Balance         $7,896.77
Total Deposits          $174,669.99
Total Payments          $168,761.27
Closing Balance          $13,805.49
Service Charges      N/A

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A

                                                                Attachment 4
                                                                     6 of 14



Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        JP Morgan Chase
Branch:              Syracuse, NY
Account Name:        NewPower Holdings, Inc.
Account Number:
Purpose of Account:  Controlled Disbursements (A/P)

Beginning Balance            $3,927.20
Total Deposits                   $0.00
Total Payments               $3,927.20
Closing Balance                  $0.00
Service Charges      N/A

First Check issued this Period             None
Last Check issued this Period              None
Total # of checks issued this Period       None

                                                                Attachment 4
                                                                     7 of 14


Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        JP Morgan Chase
Branch:              Syracuse, NY
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Controlled Disbursements (A/P)

Beginning Balance         $1,350.00
Total Deposits        $3,166,341.61
Total Payments        $3,167,691.61
Closing Balance               $0.00
Service Charges      N/A

First Check issued this Period                 100147
Last Check issued this Period                  100294
Total # of checks issued this Period              135

                                                                Attachment 4
                                                                     8 of 14


Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        JP Morgan Chase
Branch:              Syracuse, NY
Account Name:        NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:  Controlled Disbursements (Customer Refunds)

Beginning Balance         $1,280.39
Total Deposits           $17,471.39
Total Payments           $18,751.78
Closing Balance               $0.00
Service Charges      N/A

First Check issued this Period                3000001
Last Check issued this Period                 3000038
Total # of checks issued this Period               38

                                                                Attachment 4
                                                                     9 of 14


Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        First Union/Wachovia
Branch               Herndon, VA
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Natural Gas Collections

Beginning Balance         $509,006.52
Total Deposits         $12,153,007.95
Total Payments         $12,307,307.51
Closing Balance           $354,706.96
Service Charges      N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                Attachment 4
                                                                    10 of 14



Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        First Union/ Wachovia
Branch:              Charlotte, NC
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Power/ IBM Collections

Beginning Balance          $578,942.84
Total Deposits          $10,614,340.85
Total Payments          $10,928,264.04
Closing Balance            $265,019.65
Service Charges            $ 71,633.49

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A

                                                                Attachment 4
                                                                    11 of 14


Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        First Union/ Wachovia
Branch:              Charlotte, NC
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Power/AES Collections

Beginning Balance         $46,780.58
Total Deposits           $220,837.52
Total Payments           $194,463.11
Closing Balance           $73,154.99
Service Charges      N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

                                                                Attachment 4
                                                                    12 of 14


Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        Royal Bank of Canada
Branch:              Ontario
Account Name:        The New Power Company
Account Number:
Purpose of Account:  CAN$ Operating A/C

Beginning Balance        $46,194.21 CAN$
Total Deposits           $35,531.46
Total Payments           $50,458.69
Closing Balance          $31,266.98
Service Charges             $ 28.50

First Check issued this Period                    403
Last Check issued this Period                     406
Total # of checks issued this Period                4

                                                                Attachment 4
                                                                    13 of 14


Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        Royal Bank of Canada
Branch:              Ontario
Account Name:        The New Power Company
Account Number:
Purpose of Account:  US$ A/C

Beginning Balance        $4,558.24
Total Deposits               $0.00
Total Payments               $0.00
Closing Balance          $4,558.24
Service Charges      N/A

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                Attachment 4
                                                                    14 of 14


Name of Debtor :     NewPower Holdings Inc.
Case # :             02-10835
Reporting Period:    7/1/02 - 7/31/02

Name of Bank:        Credit Suisse Asset Management
Branch:              466 Lexington Ave.  NY, NY 10017-3140
Account Name:        NewPower Holdings, Inc.
Account Number:
Purpose of Account:  Short Term Cash Mgmt Portfolio

Beginning Balance        $32,320.54
Total Deposits              $134.63
Total Payments           $32,455.17
Closing Balance               $0.00
Service Charges      N/A

First Check issued this Period                 N/A
Last Check issued this Period                  N/A
Total # of checks issued this Period           N/A

                                                                Attachment 5





                                Check register*



* Omitted.

                                                                Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from June 30, 2002 through July 31, 2002
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                  Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation/Summary of Personnel and Insurance Coverages For Period from June 30, 2002 through July 31, 2002 Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                             Full Time  Part Time
# of Employees at beginning of period                 79            -
# hired during the period                              -            -
# terminated/resigned during period                  (32)           -
                                             -------------------------
# employees on payroll - end of period                47            -
                                             ==========================

Confirmation of Insurance
-------------------------

See supplemental attachment.*




*Omitted

                                                                                                                 Attachment 7B
                                                                                                                (Supplemental)
                                                                                                                 Page 8 of 10

                                                  Payments made to insiders 7/1/02 - 7/31/02
All amounts are reported gross:

Name                    Title                                    Amount        Date                      Type

CORBALLY, KATHRYN       Vice President, Investor Relations       $  9,375.00    7/1/2002   Salary for pay period 6/16 - 6/30
                                                                 $  9,375.00   7/15/2003   Salary for pay period 7/1 - 7/15
                                                                 $  9,375.00   7/31/2002   Salary for pay period 7/16 - 7/31

CRIST, GRETCHEN         Vice President - Human Resources         $  9,375.00    7/1/2002   Salary for pay period 6/16 - 6/30
                                                                 $  9,375.00   7/15/2003   Salary for pay period 7/1 - 7/15
                                                                 $  9,375.00   7/31/2002   Salary for pay period 7/16 - 7/31

CRONIN, WILLIAM         Managing Director, Risk Management       $ 16,666.67    7/1/2002   Salary for pay period 6/16 - 6/30
                        Strategy & Execution                     $ 16,666.67   7/15/2003   Salary for pay period 7/1 - 7/15
                                                                 $ 16,666.67   7/31/2002   Salary for pay period 7/16 - 7/31

DOLPH, MONTY            Vice President-Operations.Bus.Dev.       $  9,437.50    7/1/2002   Salary for pay period 6/16 - 6/30
                                                                 $  9,437.50   7/15/2003   Salary for pay period 7/1 - 7/15
                                                                 $  9,437.50   7/31/2002   Salary for pay period 7/16 - 7/31

HERMANSON, TODD         Vice President and Chief Risk Officer    $ 12,500.00    7/1/2002   Salary for pay period 6/16 - 6/30
                                                                 $ 12,500.00   7/15/2003   Salary for pay period 7/1 - 7/15
                                                                 $ 12,500.00   7/31/2002   Salary for pay period 7/16 - 7/31

JACOBS, WILLIAM         Managing Director & CFO                  $ 25,000.00    7/1/2002   Salary for pay period 6/16 - 6/30
                                                                 $ 25,000.00   7/15/2003   Salary for pay period 7/1 - 7/15
                                                                 $ 25,000.00   7/31/2002   Salary for pay period 7/16 - 7/31

LOCKHART, H             CEO                                      $ 29,166.67    7/1/2002   Salary for pay period 6/16 - 6/30
                                                                 $ 29,166.67   7/15/2003   Salary for pay period 7/1 - 7/15
                                                                 $ 29,166.67   7/31/2002   Salary for pay period 7/16 - 7/31

MAGRUDER, KATHLEEN      Vice President-Govt Affairs              $  9,583.33    7/1/2002   Salary for pay period 6/16 - 6/30
                                                                 $  9,583.33   7/15/2003   Salary for pay period 7/1 - 7/15
                                                                 $  9,583.33   7/31/2002   Salary for pay period 7/16 - 7/31

MALONE, JAMES           Vice President, Law and Gov. Affairs     $ 10,833.33   7/1/2002    Salary for pay period 6/16 - 6/30
                                                                 $ 10,833.33  7/15/2003    Salary for pay period 7/1 - 7/15
                                                                 $ 10,833.33  7/31/2002    Salary for pay period 7/16 - 7/31

MANLY, MARC             Managing Director & Chief Legal Counsel  $ 16,666.67   7/1/2002    Salary for pay period 6/16 - 6/30
                        & Gov. Affairs                           $ 16,666.67  7/15/2003    Salary for pay period 7/1 - 7/15
                                                                 $ 16,666.67  7/31/2002    Salary for pay period 7/16 - 7/31

PETIZON, ALICE          Vice President Law & Gov. Affairs        $  8,562.50   7/1/2002    Salary for pay period 6/16 - 6/30
                                                                 $  8,562.50  7/15/2003    Salary for pay period 7/1 - 7/15
                                                                 $  8,562.50  7/31/2002    Salary for pay period 7/16 - 7/31

RAY, TIMOTHY            Vice President - Trading & Logistics     $  8,333.33   7/1/2002    Salary for pay period 6/16 - 6/30
                                                                 $  8,333.33  7/15/2003    Salary for pay period 7/1 - 7/15
                                                                 $  8,333.33  7/31/2002    Salary for pay period 7/16 - 7/31

WYATT, ALAN             Managing Director- Operations            $ 16,666.67   7/1/2002    Salary for pay period 6/16 - 6/30
                        & Technology                             $ 16,666.67  7/15/2003    Salary for pay period 7/1 - 7/15
                                                                 $ 16,666.67  7/31/2002    Salary for pay period 7/16 - 7/31

BATSON, LINDA           Vice President-Corp Dev.                 $  8,953.33   7/1/2002    Salary for pay period 6/16 - 6/30
                                                                 $ 16,666.67  7/12/2002    Retention Bonus
                                                                 $  8,953.33  7/15/2002    Salary for pay period 7/1 - 7/15
                                                                 $  8,953.33  7/31/2002    Salary for pay period 7/16 - 7/31

BRYANT, SUSAN           Vice President - Small Commercial        $  9,166.67   7/1/2002    Salary for pay period 6/16 - 6/30
                        Acquisition                              $  9,166.67  7/15/2002    Salary for pay period 7/1 - 7/15
                                                                 $  9,166.67  7/31/2002    Salary for pay period 7/16 - 7/31

CUNNING, KATHLEEN       Vice President - Core Operations         $  8,333.33   7/1/2002    Salary for pay period 6/16 - 6/30
                                                                 $  8,333.33  7/15/2002    Salary for pay period 7/1 - 7/15
                                                                 $ 8,333.33  7/31/2002     Salary for pay period 7/16 - 7/31
                                                                 $ 16,666.67  7/31/2002    Retention Bonus

DUMMETT, LYNN           Vice President- Law and Government       $  3,653.60  7/12/2002    WARN for pay period 6/16 - 6/30
                                                                 $ 29,230.77  7/12/2002    Severance

FARHANGI, ANOUSHIRAVAN  Vice President - Load Forecasting        $  6,250.00   7/1/2002    Salary for pay period 6/16 - 6/30
                        & Research                               $  5,191.92  7/15/2002    Salary for pay period 7/1 - 7/15
                                                                 $  3,843.46  7/15/2002    Unused vacation




                                                                                                                 Attachment 7B
                                                                                                                (Supplemental)
                                                                                                                 Page 9 of 10

                                                  Payments made to insiders 7/1/02 - 7/31/02
All amounts are reported gross:

Name                    Title                                    Amount        Date                      Type

FOSTER, MARY            Vice President - Budgets & Planning      $  8,333.33   7/1/2002    Salary for pay period 6/16 - 6/30
                                                                 $ 25,000.00  7/12/2002    Retention Bonus
                                                                 $  8,333.33  7/15/2002    Salary for pay period 7/1 - 7/15
                                                                 $  8,333.33  7/31/2002    Salary for pay period 7/16 - 7/31

GEORGE, REBECCA         Vice President - Direct Sales Channels   $  9,812.50   7/1/2002    Salary for pay period 6/16 - 6/30
                                                                 $  9,812.50  7/15/2002    WARN for pay period 7/1 - 7/15
                                                                 $  4,525.22  7/15/2002    Unused vacation
                                                                 $  9,812.50  7/31/2002    WARN for pay period 7/16 - 7/31

HACKETT, GAIL           Vice President - Business Development    $  4,519.20  7/12/2002    WARN for pay period 6/16 - 6/30
                                                                 $ 36,153.85  7/12/2002    Severance

HALPRIN, JOSEPH         Vice President - Law and Government      $  8,333.33   7/1/2002    Salary for pay period 6/16 - 6/30
                        Affairs                                  $ 16,666.67  7/12/2002    Retention Bonus
                                                                 $  8,333.33  7/15/2002    Salary for pay period 7/1 - 7/15
                                                                 $  8,333.33  7/31/2002    Salary for pay period 7/16 - 7/31

KOSTER, HENRY           Vice President, Credit Risk              $  8,333.33   7/1/2002    Salary for pay period 6/16 - 6/30
                                                                 $  8,333.33  7/15/2002    Salary for pay period 7/1 - 7/15
                                                                 $  8,333.33  7/31/2002    Salary for pay period 7/16 - 7/31

LIMBAUGH, STEVEN        Vice President Partner Operations        $  3,365.20  7/12/2002    WARN for pay period 6/16 - 6/30
                                                                 $ 26,923.08  7/12/2002    Severance

NESIC, DUSAN            Vice President, Quantitative Research    $  4,807.60  7/12/2002    WARN for pay period 6/16 - 6/30
                                                                 $ 19,230.77  7/12/2002    Severance

PARIKH, CHAITU          Vice President & Controller              $  8,333.33   7/1/2002    Salary for pay period 6/16 - 6/30
                                                                 $ 12,500.00  7/12/2002    Retention Bonus
                                                                 $  8,333.33  7/15/2002    Salary for pay period 7/1 - 7/15
                                                                 $  8,333.33  7/31/2002    Salary for pay period 7/16 - 7/31

RANIERI, JOHN           Vice President and Treasurer             $ 11,041.67   7/1/2002    Salary for pay period 6/16 - 6/30
                                                                 $ 25,000.00  7/12/2002    Retention Bonus
                                                                 $ 11,041.67  7/15/2002    Salary for pay period 7/1 - 7/15
                                                                 $ 11,041.67  7/31/2002    Salary for pay period 7/16 - 7/31

REICHELDERFER, THOMAS   Vice President - Product Development     $  9,166.67  7/12/2002    WARN for pay period 6/16 - 6/30
                        and Market Analysis                      $  4,230.80  7/15/2002    WARN for pay period 7/1 - 7/15
                                                                 $  3,384.15  7/15/2002    Severance

SANDHERR, CYNTHIA       Vice President, Government Affairs       $ 12,461.54  7/12/2002    Severance for pay period 6/16 - 6/30

WILLIAMS, JAMES         Vice President - Residential             $  3,846.00  7/12/2002    WARN for pay period 6/16 - 6/30
                        Acquisition/Channel Marketing            $ 30,762.23  7/12/2002    Severance



                                                                Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from June 30, 2002 through July 31, 2002
Amounts in $000's


During the reporting period we signed deals with Centrica and Interstate to sell certain of our gas and power customers.